SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)
COMMON STOCK-TEJAS GAS CORP DEL
          GABELLI FOUNDATION
                                11/06/97            5,893              *DI
          GABELLI FOUNDATION
                                11/11/97            2,000            60.3625
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                12/08/97           30,000            61.0469
                                12/03/97           15,000            60.9250
               THE GABELLI EQUITY TRUST,INC.
                                12/08/97           42,800            61.0469
                                12/02/97           30,000            60.9025
                                11/14/97           20,000            60.5497
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                11/10/97          166,183              *DI
               THE GABELLI ASSET FUND
                                12/08/97           28,400            61.0469
                                10/13/97            6,000            60.0500
               THE GABELLI ABC FUND
                                11/24/97            9,000            60.8000
                                11/10/97            1,532              *DI
          GAMCO INVESTORS, INC.
                                12/03/97            2,800            60.7500
                                11/28/97           15,200            60.6883
                                11/17/97           10,000            60.5000
          GAMCO INVESTORS, INC.
                                12/03/97            1,600            60.7500
                                12/03/97           10,000            60.8125
                                11/26/97            2,000            60.6250
                                11/26/97           16,500            60.5947
                                11/24/97            2,500            60.6250
                                11/21/97              800            60.6250
                                11/07/97           35,000-           60.1875
                                10/24/97           10,000            59.9375
                                10/22/97            2,000            59.9375
                                10/14/97           33,000            59.9375
          GABELLI ASSOCIATES FUND
                                11/21/97           15,000            60.6250
          GABELLI PROFIT SHARING PLAN
                                12/03/97           10,000            60.8750

          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
              ON THE NY STOCK EXCHANGE.
          (2) PRICE EXCLUDES COMMISSION.
          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

                                       36

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-TEJAS GAS DEP PRD CV

          GABELLI FOUNDATION
                                11/06/97            5,000-             *DO
          GABELLI FUNDS, INC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                11/10/97          141,000-             *DO
               THE GABELLI ABC FUND
                                11/10/97            1,300-             *DO
          GAMCO INVESTORS, INC.
                                11/06/97           29,500-             *DO
























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                       37